SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                September 1, 1997


                                  SOLUTIA INC.
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)


                 001-13255                             43-1781797
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         10300 Olive Boulevard, St. Louis, Missouri    63166-6760
         (Address of principal executive offices)      (Zip Code)



                Registrant's telephone number, including area code
                                  (314) 674-1000







         ITEM 5.   OTHER EVENTS

                   On September 1, 1997, Monsanto Company ("Monsanto") consummated the spinoff of Solutia Inc. (the "Company") by means of a distribution of all of the issued and outstanding common stock, $.01 par value per share, of the Company to the stockholders of record of Monsanto on August 20, 1997, and the Company became an independent public company.

                   Additional information concerning the Company and the spinoff is set forth in the Registration Statement on Form 10, as amended, under the Securities Exchange Act of 1934, as amended, which the Company has previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.





































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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOLUTIA INC.


                                       By:/s/Karl R. Barnickol
                                           Karl R. Barnickol
                                           Senior Vice President, General
                                           Counsel and Secretary


         Date:  September 16, 1997





































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